                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08599

                              SCUDDER EQUITY TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder-Dreman Financial Services Fund

Annual Report to Shareholders

November 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this fund is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2003

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have a 1% front-end sales charge, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during the 3-year, 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder-Dreman Financial Services Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	18.44%	4.66%	4.60%	4.29%
Class B	17.55%	3.81%	3.74%	3.43%
Class C	17.52%	3.82%	3.77%	3.50%
S&P 500 Index+	15.09%	-5.52%	-.47%	.73%
S&P Financial Index++	18.20%	1.91%	5.33%	4.16%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on March 9, 1998. Index returns begin March 31, 1998.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 11/30/03	$ 11.46	$ 11.33	$ 11.36
11/30/02	$ 9.79	$ 9.64	$ 9.67
Distribution Information: Twelve Months: Income Dividends	$ .12	$ -(a)	$ -(a)

a Amount is less than $.005.

Class A Lipper Rankings - Financial Services Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	70	of	108	65
3-Year	47	of	91	50
5-Year	38	of	55	68

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment (Adjusted for Sales Charge)
[] Scudder-Dreman Financial Services Fund - Class A [] S&P 500 Index+ [] S&P Financial Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. The growth of $10,000 is cumulative.

* The Fund commenced operations on March 9, 1998. Index returns begin March 31, 1998.

Comparative Results (Adjusted for Sales Charge)
Scudder-Dreman Financial Services Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,163	$10,804	$11,801	$11,988
	Average annual total return	11.63%	2.61%	3.37%	3.22%
Class B	Growth of $10,000	$11,455	$10,986	$11,917	$12,031
	Average annual total return	14.55%	3.19%	3.57%	3.28%
Class C	Growth of $10,000	$11,635	$11,078	$11,913	$12,051
	Average annual total return	16.35%	3.47%	3.56%	3.31%
S&P 500 Index+	Growth of $10,000	$11,509	$8,434	$9,766	$10,419
	Average annual total return	15.09%	-5.52%	-.47%	.73%
S&P Financial Index++	Growth of $10,000	$11,820	$10,584	$12,965	$12,600
	Average annual total return	18.20%	1.91%	5.33%	4.16%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 9, 1998. Index returns begin March 31, 1998.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Standard & Poor's (S&P) Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder-Dreman Financial Services Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder-Dreman Financial Services Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management L.L.C. ("DVM"), Jersey City, New Jersey, is the subadvisor for the fund. DVM was founded in 1977 and currently manages over $7.5 billion in assets as of September 30, 2003.

Portfolio Manager

Dreman Value Management, L.L.C. is the subadvisor for the fund.

David N. Dreman

Portfolio Manager

• Began investment career in 1957.

• Joined the fund in 1998.

• Founder and Chairman, Dreman Value Management, L.L.C. since 1977.

F. James Hutchinson

Portfolio Manager

• Began investment career in 1986.

• Joined the fund team in 2001.

• Prior to that, President and CEO, The Bank of New York, investment management product development and portfolio manager.

In the following interview, Portfolio Manager David N. Dreman discusses the strategy of Scudder-Dreman Financial Services Fund and the market environment during the 12-month period ended November 30, 2003.

Q: Will you provide an overview of the market environment and the fund's performance?

A: After three calendar years (2000, 2001, 2002) of losses, the stock market, as measured by the Standard & Poor's 500 index (S&P 500), posted solid gains - up 15.09% for the 12 months ended November 30, 2003.1 Financial stocks posted slightly stronger gains. The S&P Financial Index, an indicator of performance by the S&P 500's financial stocks, gained 18.20% for the same 12-month period. The road to this recovery in stocks, however, was volatile - especially in the first half of the fiscal period. At the start of the period, technology stocks rallied and led the S&P 500 to a strong gain. In January, investors became skittish once again, as they speculated about the impending war with Iraq, continued sluggish economic growth and no solid improvement in corporate earnings. In the first quarter of 2003, the S&P 500 lost ground. This backdrop quickly changed for the better once it became apparent that active combat in the war would be resolved quickly. After reaching a low in mid-March, stocks staged a rally in the second calendar quarter of 2003, with the S&P 500 gaining 15.39%. Gains continued through the end of the reporting period, but at a more conservative pace. The market gains were broad-based, but value stocks marginally outperformed growth stocks.

1 The S&P 500 index is an unmanaged group of large-cap stocks that are generally representative of the overall stock market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in the index.

Q: How did Scudder-Dreman Financial Services Fund perform?

A: The fund outperformed both the market and the financial index in the period. For the 12 months ended November 30, 2003, the fund's Class A shares (unadjusted for sales charges which, if included, would have reduced performance) posted a total return of 18.44%, as compared to the 18.20% return posted by the fund's benchmark, the Standard & Poor's Financial Index, for the same period. (Please see pages 4 through 6 for performance of other share classes and more complete performance information.) The fund's gain, however, trailed the 22.58% average total return of its peers in the Lipper Financial Services Funds category2 - a group of mutual funds that invest a significant portion of their assets in financial stocks. We attribute the fund's underperformance to its peers to two factors. First, we are committed to keeping the fund fully invested in financial stocks, while some of our peers invest a portion of their assets - up to 25% in some cases - outside the financials sector to take advantage of short-term market events in hopes of boosting returns. This cost us some performance as some non-financial holdings of our peers posted strong performance. Second, we have a much more conservative approach to value investing than do some of our peers. Our investment criteria precluded us from investing in some of the more speculative areas of the financials sector, many of which performed well in the period.

2 Source: Lipper, Inc. The Lipper Financial Services Funds category is a group of mutual funds that invest a significant portion of their assets in financial stocks.

Q: Will you describe your investment philosophy?

A: As contrarian value investors, we look for financial services companies whose stocks have fallen out of favor for one reason or another. We look for fundamentally sound companies with strong balance sheets. We seek to determine whether their stocks are undervalued by screening for price-to-earnings, price-to-book, price-to-cash-flow and price-to-dividend ratios that are low relative to the overall market and to the financial services sector. We're always looking for breaks in the market that will enable us to add quality companies to the portfolio when their stock prices have reached, or are on their way to reaching, what we believe are temporary lows.

Q: What was behind the fund's strong performance?

A: Major regional banks and savings and loans remain one of the portfolio's largest industry positions. The fund's overweight position in this area relative to the benchmark, along with the sector's positive results, helped performance. We remain bullish on regional banks and savings and loans due to their strong historical performance and their minimal exposure to risky foreign debt. Additionally, most banks generate substantial earnings from fees and services as well as from their loan businesses, which helps their bottom lines and makes them potentially less susceptible to wild swings when interest rates change direction. Washington Mutual, Inc., the fund's fourth-largest holding as of 11/30/03, continued to be a solid performer as it posted strong earnings and benefited from high mortgage refinance activity and its successful national retail expansion.

FleetBoston Financial Corp. was also a strong performer, gaining throughout the period. The fund got a big boost from this stock late in the period after it was announced that Bank of America Corp. intended to acquire FleetBoston Financial Corp.

Q: Will you discuss how Fannie Mae and Freddie Mac, two of the fund's largest holdings, performed for the 12-month period?

A: Mortgage provider Fannie Mae gained ground during the full year, but the stock was held back this summer as questions surrounding Freddie Mac's financial statements arose. The two stocks often trade in tandem because they have similar businesses.

Freddie Mac declined in June after the company's board of directors dismissed three senior leaders upon learning that the company's earnings had been understated. While the stock has made up much of its lost ground, it has continued to struggle as investors and the media debate the potential impact of increased federal regulation of the company. We have confidence that Freddie Mac will weather this storm.

Both Fannie Mae and Freddie Mac have continued to post strong earnings. While there is political pressure to increase the regulation of these companies, we don't expect it will be harmful to their profitability if it happens. These companies provide low-cost mortgages. We don't believe there will be enough support in Washington to dramatically increase regulation of Fannie and Freddie, which would result in higher mortgage costs. We look forward to improved performance from these stocks, which have lower price-to-earnings ratios and faster growth rates than many top-growth companies.

Q: Did you make any material changes to the portfolio?

A: There have not been any major changes to the fund's portfolio. It is still structured conservatively with an overweight position in regional banks, diversified financial companies and savings and loans. We've taken profits in the fund's large money center banks, and now that position represents a slight underweight relative to the S&P Financial benchmark. As has been the case for several years now, we have virtually no exposure to the consumer finance area and below-index exposure to the investment banking area of the financial markets. We believe the consumer is stretched financially, making consumer finance a speculative area. We also expect that it will be some time before the initial public offerings and merger and acquisition activity levels increase enough to sustain strong performance in the investment banking area. In insurance, we've kept an underweight position as these companies continued to work out pricing problems and excess capacity and endure losses related to asbestos lawsuits.

Q: Do you have any other comments for shareholders?

A: We'd like to thank shareholders for their continued investment in the fund. Over the past year, we've seen encouraging signs that the economy (and markets) may be recovering. However, we believe the road to recovery is going to be a long one with sharp rallies and equally sharp retreats. Despite their relatively strong performance throughout the bear market, it is our opinion that many financial stocks remain undervalued. As always, we will remain true to our contrarian philosophy of investing, in hopes of adding more value for shareholders over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2003

Asset Allocation	11/30/03	11/30/02

Common Stocks	100%	98%
Cash Equivalents	-	1%
Convertible Preferred Stocks	-	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/03	11/30/02

Banks	45%	41%
Diversified Financials	37%	35%
Insurance	14%	20%
Consumer Finance	3%	2%
Capital Markets	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2003 (62.7% of Portfolio)
1. Freddie Mac Supplier of mortgage credit	9.4%
2. Citigroup, Inc. Provider of diversified financial services	9.2%
3. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	8.8%
4. Washington Mutual, Inc. Provider of diversified financial services	8.7%
5. American International Group, Inc. Provider of insurance services	8.5%
6. Bank of America Corp. Provider of commercial banking services	4.2%
7. US Bancorp Provider of diversified financial services	3.7%
8. KeyCorp. Provider of commercial banking services	3.6%
9. National Bank of Canada Provider of general banking and trust services	3.3%
10. Wachovia Corp. Provider of financial services	3.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2003

	Shares	Value ($)

Common Stocks 99.8%
Financials 99.8%
Banks 45.3%
Bank of America Corp.	76,900	5,800,567
Bank One Corp.	20,200	875,872
Banknorth Group, Inc.	50,000	1,638,500
Charta Financial Corp.	20,800	696,800
Colonial BancGroup, Inc.	66,900	1,117,899
First Niagara Financial Group	52,100	791,399
FleetBoston Financial Corp.	87,800	3,564,680
Golden West Financial Corp.	16,800	1,695,120
KeyCorp.	178,600	4,963,294
Mercantile Bankshares Corp.	33,500	1,489,075
National Bank of Canada	144,300	4,543,045
PNC Financial Services Group	61,700	3,354,012
Popular, Inc.	46,500	2,192,940
Provident Financial Group	33,800	1,046,448
Provident Financial Services, Inc.	38,400	795,264
Sovereign Bancorp, Inc.	114,700	2,599,102
Union Planters Corp.	24,600	848,945
US Bancorp.	180,500	5,001,655
Wachovia Corp.	98,600	4,510,950
Washington Mutual, Inc.	259,600	11,892,276
Wells Fargo & Co.	46,100	2,642,913
		62,060,756
Capital Markets 1.4%
Merrill Lynch & Co., Inc.	34,400	1,952,200
Consumer Finance 2.6%
American Express Co.	78,800	3,601,948
Diversified Financials 37.0%
Allied Capital Corp.	73,600	2,007,808
Bear Stearns Companies, Inc.	21,700	1,572,382
CIT Group, Inc.	62,700	2,186,349
Citigroup, Inc.	267,700	12,592,608
Fannie Mae	172,600	12,082,000
Franklin Resources, Inc.	25,700	1,229,231
Freddie Mac	235,500	12,815,910
J.P. Morgan Chase & Co.	83,400	2,949,024
Morgan Stanley	39,400	2,178,032
SLM Corp.	27,100	1,006,222
		50,619,566
Insurance 13.5%
Allstate Corp.	37,600	1,518,288
American International Group, Inc.	200,250	11,604,488
Chubb Corp.	24,300	1,590,435
Jefferson-Pilot Corp.	13,800	669,714
Marsh & McLennan Companies, Inc.	32,400	1,439,856
Safeco Corp.	13,800	516,533
St. Paul Companies, Inc.	7,200	267,120
Torchmark Corp.	19,300	851,130
		18,457,564
Total Common Stocks (Cost $103,632,819)		136,692,034

Cash Equivalents 0.2%
Scudder Cash Management QP Trust, 1.09% (b) (Cost $279,427)		279,427
Total Investment Portfolio - 100.0% (Cost $103,912,246) (a)		136,971,461

(a) The cost for federal income tax purposes was $104,792,944. At November 30, 2003, net unrealized appreciation for all securities based on tax cost was $32,178,517. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,113,949 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,935,432.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2003
Assets
Investments: Investments in securities, at value (cost $103,632,819)	$ 136,692,034
Investment in Scudder Cash Management QP Trust (cost $279,427)	279,427
Total investments in securities, at value (cost $103,912,246)	136,971,461
Receivable for Investments sold	262,705
Dividends receivable	125,190
Interest receivable	196
Receivable for Fund shares sold	41,915
Total assets	137,401,467
Liabilities
Payable for Fund shares redeemed	144,778
Accrued management fee	90,673
Other accrued expenses and payables	156,430
Total liabilities	391,881
Net assets, at value	$ 137,009,586
Net Assets
Net assets consist of: Undistributed net investment income	1,173,497
Net unrealized appreciation (depreciation) on: Investments	33,059,215
Foreign currency related transactions	9
Accumulated net realized gain (loss)	(18,422,554)
Paid-in capital	121,199,419
Net assets, at value	$ 137,009,586

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($62,794,317 / 5,478,195 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.46
Maximum offering price per share (100 / 94.25 of $11.46)	$ 12.16
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($62,070,116 / 5,480,386 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.33
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($12,145,153 / 1,068,795 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.36
Maximum offering price per share (100 / 99.00 of $11.36)	$ 11.47

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2003
Investment Income
Dividends (net of foreign taxes withheld of $22,407)	$ 3,520,459
Interest - Scudder Cash Management QP Trust	6,636
Total Income	3,527,095
Expenses: Management fee	974,092
Administrative fee	397,591
Services to shareholders	56,215
Distribution service fees	843,687
Trustees' fees and expenses	20,754
Other	35,772
Total expenses, before expense reductions	2,328,111
Expense reductions	(21)
Total expenses, after expense reductions	2,328,090
Net investment income (loss)	1,199,005
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	593,025
Foreign currency related transactions	386
593,411
Net unrealized appreciation (depreciation) during the period on: Investments	19,365,332
Foreign currency related transactions	9
19,365,341
Net gain (loss) on investment transactions	19,958,752
Net increase (decrease) in net assets resulting from operations	$ 21,157,757

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2003	2002
Operations: Net investment income (loss)	$ 1,199,005	$ 768,163
Net realized gain (loss) on investment transactions	593,411	(9,582,770)
Net unrealized appreciation (depreciation) on investment transactions during the period	19,365,341	(971,993)
Net increase (decrease) in net assets resulting from operations	21,157,757	(9,786,600)
Distributions to shareholders from: Net investment income: Class A	(681,095)	(254,477)
Class B	(12,507)	-
Class C	(4,610)	-
Fund share transactions: Proceeds from shares sold	16,249,149	23,980,682
Reinvestment of distributions	625,595	226,221
Cost of shares redeemed	(35,322,575)	(53,540,997)
Net increase (decrease) in net assets from Fund share transactions	(18,447,831)	(29,334,094)
Increase (decrease) in net assets	2,011,714	(39,375,171)
Net assets at beginning of period	134,997,872	174,373,043
Net assets at end of period (including undistributed net investment income of $1,173,497 and $672,318, respectively)	$ 137,009,586	$ 134,997,872

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 9.79	$ 10.36	$ 10.27	$ 9.74	$ 9.65
Income (loss) from investment operations: Net investment income (loss)[a]	.14	.09	.06	.16	.13
Net realized and unrealized gain (loss) on investment transactions	1.65	(.62)	.16	.52	.06
Total from investment operations	1.79	(.53)	.22	.68	.19
Less distributions from: Net investment income	(.12)	(.04)	(.13)	(.15)	(.08)
Net realized gains on investment transactions	-	-	-	-	(.02)
Total distributions	(.12)	(.04)	(.13)	(.15)	(.10)
Net asset value, end of period	$ 11.46	$ 9.79	$ 10.36	$ 10.27	$ 9.74
Total Return (%)[b]	18.44	(5.19)	2.08	7.14	1.95[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	59	75	81	82
Ratio of expenses before expense reductions (%)	1.36	1.36	1.45	1.47[d]	1.44
Ratio of expenses after expense reductions (%)	1.36	1.36	1.45	1.46[d]	1.31
Ratio of net investment income (loss) (%)	1.36	.94	.58	1.69	1.27
Portfolio turnover rate (%)	5	16	17	9	14
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.42% and 1.41%, respectively.

Class B
Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 9.64	$ 10.26	$ 10.19	$ 9.65	$ 9.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.02	(.02)	.08	.04
Net realized and unrealized gain (loss) on investment transactions	1.63	(.64)	.15	.54	.05
Total from investment operations	1.69	(.62)	.13	.62	.09
Less distributions from: Net investment income	-[b]	-	(.06)	(.08)	(.01)
Net realized gains on investment transactions	-	-	-	-	(.02)
Total distributions	-	-	(.06)	(.08)	(.03)
Net asset value, end of period	$ 11.33	$ 9.64	$ 10.26	$ 10.19	$ 9.65
Total Return (%)[c]	17.55	(6.04)	1.28	6.28	1.08[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	64	82	85	90
Ratio of expenses before expense reductions (%)	2.15	2.16	2.23	2.27[e]	2.22
Ratio of expenses after expense reductions (%)	2.15	2.16	2.23	2.27[e]	2.20
Ratio of net investment income (loss) (%)	.57	.14	(.20)	.92	.38
Portfolio turnover rate (%)	5	16	17	9	14
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.005.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.22% and 2.22%, respectively.

Class C
Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 9.67	$ 10.28	$ 10.22	$ 9.69	$ 9.61
Income (loss) from investment operations: Net investment income (loss)[a]	.06	.02	(.02)	.09	.04
Net realized and unrealized gain (loss) on investment transactions	1.63	(.63)	.15	.52	.07
Total from investment operations	1.69	(.61)	.13	.61	.11
Less distributions from: Net investment income	-[b]	-	(.07)	(.08)	(.01)
Net realized gains on investment transactions	-	-	-	-	(.02)
Total distributions	-	-	(.07)	(.08)	(.03)
Net asset value, end of period	$ 11.36	$ 9.67	$ 10.28	$ 10.22	$ 9.69
Total Return (%)[c]	17.52	(5.93)	1.22	6.38	1.09[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	12	18	18	16
Ratio of expenses before expense reductions (%)	2.11	2.13	2.19	2.23[e]	2.16
Ratio of expenses after expense reductions (%)	2.11	2.13	2.19	2.20[e]	2.14
Ratio of net investment income (loss) (%)	.61	.16	(.16)	.99	.44
Portfolio turnover rate (%)	5	16	17	9	14
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.005.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.17% and 2.14%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder-Dreman Financial Services Fund (the ``Fund'') is a non-diversified series of Scudder Equity Trust (the ``Trust'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $17,542,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($2,013,000), November 30, 2009 ($1,905,000) and November 30, 2010 ($13,624,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2003 the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 1,176,931
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (17,542,000)
Net unrealized appreciation (depreciation) on investments	$ 32,178,517

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2003	2002
Distributions from ordinary income	$ 698,212	$ 254,477

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $6,856,703 and $24,855,603, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. DVM is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others, (affiliated and non-affiliated), to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.350%, 0.400% and 0.375% of the average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

For the period from November 30, 2002 through September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 164,843
Class B	198,196
Class C	34,552
$ 397,591

The Administrative Agreement between the Advisor and the Fund terminated September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.40% average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through November 30, 2003, the amount charged to the Fund by SISC aggregated $55,896, all of which is unpaid at November 30, 2003.

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2003 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2003
Class B	$ 453,222	$ 40,039
Class C	85,215	8,154
	$ 538,437	$ 48,193

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2003	Effective Rate
Class A	$ 139,123	$ 11,384.24%
Class B	142,031	9,559.24%
Class C	24,096	1,019.21%
	$ 305,250	$ 21,962

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the year ended November 30, 2003 aggregated $9,433 and $1,000, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended November 30, 2003, the CDSC for Class B and C shares aggregated $128,673 and $1,083, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2003, SDI received none.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the
"QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $21 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2003		Year Ended November 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,020,383	$ 10,420,187	1,433,169	$ 14,580,255
Class B	423,542	4,231,162	671,121	6,770,030
Class C	157,533	1,597,800	261,872	2,630,397
		$ 16,249,149		$ 23,980,682
Shares issued to shareholders in reinvestment of distributions
Class A	62,557	$ 610,230	21,627	$ 226,221
Class B	1,196	11,303	-	-
Class C	428	4,062	-	-
		$ 625,595		$ 226,221
Shares redeemed
Class A	(1,641,963)	$ (16,476,237)	(2,611,778)	$ (26,095,086)
Class B	(1,584,594)	(15,705,357)	(2,031,568)	(20,080,957)
Class C	(317,183)	(3,140,981)	(762,092)	(7,364,954)
		$ (35,322,575)		$ (53,540,997)
Net increase (decrease)
Class A	(559,023)	$ (5,445,820)	(1,156,982)	$ (11,288,610)
Class B	(1,159,856)	(11,462,892)	(1,360,447)	(13,310,927)
Class C	(159,222)	(1,539,119)	(500,220)	(4,734,557)
		$ (18,447,831)		$ (29,334,094)

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder-Dreman Financial Services Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder-Dreman Financial Services Fund, one of a series of Scudder Equity Trust (the "Trust"), as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder-Dreman Financial Services Fund at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 21, 2004	/s/ Ernst & Young LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2003 qualified for the dividends received deduction.

For Federal Income Tax purposes, the Fund designates $3,500,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron's international energy infrastructure business).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979- January 1, 2004	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons[4,6] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (58) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Joseph DeSantis[5] (44) Vice President, 2002-present	Managing DIrector, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (38) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (58) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Ms. Lyons was elected by the Trustees as President on November 19, 2003.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KDFAX	KDFBX	KDFCX
CUSIP Number	81114P-107	81114P-206	81114P-305
Fund Number	084	284	384

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2003, the Scudder Equity Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder-Dreman Financial Services Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    --------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder-Dreman Financial Services Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    --------------------------------------------

By:                                 /s/Charles A. Rizzo
                                    --------------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               January 16, 2004
                                    --------------------------------------------